Exhibit 10.3

EXECUTION VERSION

SUBSCRIPTION FOR SUBORDINATE VOTING SHARES AND WARRANTS

TO:	Med Men Enterprises Inc. (the “Corporation”)

The undersigned (the “Subscriber”) hereby irrevocably subscribes for and agrees to purchase the number of units of the Corporation (“Units”) set forth below for the aggregate subscription price set forth below (the “Aggregate Subscription Amount”), representing a subscription price of US$0.32 per Unit (the “Issue Price”). Each Unit shall consist of one (I) Class B subordinate voting share (“Class B Share”) of the Corporation and one (1) Class B Share purchase warrant (each a “Warrant”). Each Warrant will be exercisable to purchase one additional Class B Share (a “Warrant Share”) at an exercise price of US$0.352 per share for a period of three (3) years from the date of issuance of the Warrants (the Warrants and together with the Class B Shares, the “Purchased Securities”), upon and subject to the terms and conditions set forth in the “Terms and Conditions of Subscription for Subordinate Voting Shares and Warrants of MedMen Enterprises Inc.” attached hereto (collectively with this face page, the “Subscription Agreement”).

	Parallax Master Fund, L.P., a Cayman Islands corporation	Aggregate Subscription Amount: US$10,000,000
Full Legal Name of Subscriber (please print)

By:	/s/ William Bartlett	Number of Units: 31,250,000
Signature of Subscriber or its Authorized Representative

	Parallax Volatility Advisers, L.P., a California corporation	Details of Securities CURRENTLY Held
Investment Adviser of Parallax Master Fund, L.P.
	Official Title or Capacity (please print)	Class B Subordinate Voting Shares:
Number: 0
William F. Bartlett, CEO of Parallax Volatility Advisers LP
	Name of Signatory (please print name of individual whose signature appears above if different than name of Subscriber)	Warrants
Number: 32,701,112
	88 Kearny Street, 20th Floor	Exercise Price: $0.1529
Subscriber’s Address (including postal code)
Notes
	San Francisco, California 94108	Dollar Amount: $5,623,894.74
Shares: 36,781,522
	415-445-6646	Conversion Price: $0.1529
Telephone Number (including area code)

compliance@parallaxfund.com
e-mail Address

By executing this Subscription Agreement, you are consenting to the collection, use and disclosure of personal information in the manner described in the privacy notice on page 13 of this Subscription Agreement.

Register the Purchased Securities (if different from address given above) as follows:	Deliver the Purchased Securities (if different from address given above) as follows:

Name	Name

Account reference, if applicable	Account reference, if applicable

Address (including postal code)	Contact Name

Address (including postal code)

e-mail Address	Telephone Number (including area code)

ACCEPTANCE: The Corporation, by countersigning this Subscription Agreement below, hereby accepts this subscription as set forth above upon and subject to the terms and conditions contained in this Subscription Agreement.

MEDMEN ENTERPRISES INC.		May 17, 2021

By:	/s/ Reece Fulgham	No.:
Name:	Reece Fulgham
Title:	Chief Financial Officer

This is the first page of an agreement comprised of 13 pages.

PLEASE MAKE SURE THAT YOUR SUBSCRIPTION INCLUDES:

1.	a signed copy of this Subscription Agreement;

2.	a wire transfer or direct deposit to:

PLEASE NOTE THAT THE FAILURE TO PROVIDE ALL OF THE ABOVE INFORMATION IN RESPECT OF WIRE TRANSFERS MAY RESULT IN THE COMPLETION OF YOUR SUBSCRIPTION FOR SECURITIES HEREUNDER BEING REJECTED OR DELAYED,

PLEASE DELIVER THE AFOREMENTIONED DOCUMENTS TO:

MedMen Enterprises Inc.

Attn: Reece Fulgham

Email: reece.fulgham@medmen.com

And To:

Manatt, Phelps & Phillips, LLP

Attn: Katherine Blair

Email: kblair@manatt.com

And To:

Cassels Brock & Blackwell LLP

Attn: Greg Hogan

Email: ghogan@cassels.com

TERMS AND CONDITIONS OF SUBSCRIPTION FOR

SUBORDINATE VOTING SHARES AND WARRANTS

OF MEDMEN ENTERPRISES INC.

1.	Definitions. In this Subscription Agreement:

(a)	“Aggregate Subscription Amount” has the meaning set forth on the face page hereof;

(b)	“Allowed Delay” shall have the meaning ascribed thereto in paragraph 10 hereof;

(c)	“Class B Shares” has the meaning set forth on the face page hereof;

(d)	“Closing Date” means such date(s) as the Corporation may determine;

(e)	“Corporation” means MedMen Enterprises Inc., a corporation incorporated under the Business Corporations Act (British Columbia);

(f)	“Issue Price” has the meaning set forth on the face page hereof;

(g)	“OFAC” shall have the meaning ascribed thereto in paragraph 3(cc) hereof;

(h)	“Offering” shall have the meaning ascribed thereto in paragraph 2(b) hereof;

(i)	“Purchased Securities” has the meaning set forth on the face page hereof;

(j)	“PCMLTFA” shall have the meaning ascribed thereto in paragraph 3(bb) hereof;

(k)	“Registrable Securities” shall have the meaning ascribed thereto in paragraph 10 hereof;

(l)	“Registration Statement” shall have the meaning ascribed thereto in paragraph 10 hereof;

(m)	“Shares” means the Class B subordinate voting shares in the capital of the Corporation;

(n)	“Subscriber” has the meaning set forth on the face page hereof;

(o)	“Subscription Agreement” has the meaning set forth on the face page hereof;

(p)	“Underlying Securities” means the Warrant Shares, if and when issued by the Corporation;

(q)	“U.S. Securities Act” shall have the meaning ascribed thereto in paragraph 3(g) hereof;

(r)	“Warrants” has the meaning set forth on the face page hereof; and

(s)	“Warrant Shares” means the Shares issuable upon exercise of the Warrants.

2.	Acknowledgements of the Subscriber. The Subscriber acknowledges (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that:

(a)	this subscription is subject to rejection or acceptance by the Corporation in whole or in part;

(b)	the Purchased Securities subscribed for by the Subscriber hereunder is 31,250,000 of Purchased Securities, or such other amount as agreed to by the subscribers herein (collectively, the “Offering”);

(c)	the Subscriber is responsible for obtaining such legal advice as it considers appropriate in connection with the execution, delivery and performance by it of this Subscription Agreement;

(d)	there is no government or other insurance scheme covering the Purchased Securities; and

(e)	there are risks associated with an investment in the Purchased Securities and, as a result, the Subscriber may lose its entire investment.

3.	Representations, Warranties and Covenants of the Subscriber. By executing this Subscription Agreement, the Subscriber (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) represents, warrants and covenants to the Corporation and its counsel (and acknowledges that the Corporation and its counsel are relying thereon) that:

(a)	the Subscriber has the requisite power, authority, legal capacity and competence to execute and deliver and be bound by this Subscription Agreement, to perform all of its obligations hereunder, and to undertake all actions required of the Subscriber hereunder, and all necessary approvals of its directors, partners, shareholders, trustees or otherwise with respect to such matters have been given or obtained;

(b)	the Subscriber has been duly incorporated or created and is validly subsisting under the laws of its jurisdiction of incorporation or creation, and the Subscriber is not resident in Canada and is not acquiring the Purchased Securities for the account or benefit of a Person in Canada and the Purchased Securities will not be beneficially owned or controlled or directed (in whole or in part) by a Person in Canada;

(c)	this Subscription Agreement has been duly and validly authorized, executed and delivered by, and constitutes a legal, valid, binding and enforceable obligation of, the Subscriber;

(d)	the execution, delivery and performance by the Subscriber of this Subscription Agreement and the completion of the transactions contemplated hereby do not and will not result in a violation of any law, regulation, order or ruling applicable to the Subscriber, and do not and will not constitute a breach of or default under any of the Subscriber’s constating documents or any agreement or covenant to which the Subscriber is a party or by which it is bound;

(e)	the Subscriber, either alone or together with its representatives, confirms that the Subscriber (and, if the Subscriber is not purchasing as principal, each beneficial purchaser for whom the Subscriber is acting):

(i)	has such knowledge, sophistication and experience in financial and business affairs as to be capable of evaluating the merits and risks of its investment in the Purchased Securities;

(ii)	is capable of assessing the proposed investment in the Purchased Securities as a result of the Subscriber’s own experience or as a result of advice received from a person registered under applicable securities legislation;

(iii)	is experienced in investments and business matters, has made investments of a speculative nature and has purchased securities of companies in private placements in the past, and, with its representatives, has such knowledge and experience in financial, tax and other business matters as to enable Subscriber to utilize the information made available by the Corporation to evaluate the merits and risks of and to make an informed investment decision with respect to the proposed purchase, which represents a speculative investment;

(iv)	is aware of the characteristics of the Purchased Securities and Underlying Securities and the risks relating to an investment therein on its own and without reliance on the Corporation or any of its affiliates or representatives; and

(v)	is able to bear the economic risk of loss of its investment in the Purchased Securities and is able to afford a complete loss of such investment;

(f)	the Subscriber understands that no securities commission, stock exchange, governmental agency, regulatory body or similar authority has made any finding or determination or expressed any opinion with respect to the merits of investing in the Purchased Securities;

(g)	the Subscriber understands and acknowledges that no prospectus or registration statement has been filed by the Corporation with any securities commission or similar regulatory authority in any jurisdiction in connection with the issuance of the Purchased Securities and the Underlying Securities, the Purchased Securities and the Underlying Securities are being offered in a transaction not involving any public offering within the meaning of the United States Securities Act of 1933, as amended (the “U.S. Securities Act”), and the Purchased Securities are being offered for sale only on a “private placement” basis and that the sale of the Purchased Securities is conditional upon such sale being exempt from the registration requirements under applicable United States federal and state securities laws and that the Corporation is relying in part upon the truth and accuracy of, and Subscriber’s compliance with, the representations, warranties, agreements, acknowledgments and understandings of Subscriber set forth herein in order to determine the availability of such exemptions and the eligibility of Subscriber to subscribe for the Purchased Shares;

(h)	the Subscriber confirms that neither the Corporation, nor any of its representative directors, employees, officers, agents, representatives or affiliates, have made any representations (written or oral) to the Subscriber:

(i)	regarding the future value of the Purchased Securities or Underlying Securities;

(ii)	that any person will resell or repurchase the Purchased Securities or Underlying Securities;

(iii)	that any of the Purchased Securities or Underlying Securities will be listed on any stock exchange or traded on any market; or

(iv)	that any person will refund the purchase price or exercise price, as applicable, of the Purchased Securities or Underlying Securities other than as provided in this Subscription Agreement;

(i)	the Subscriber confirms that it has been advised to consult its own legal and financial advisors with respect to the suitability of the Purchased Securities as an investment for the Subscriber, the tax consequences of purchasing and dealing with the Purchased Securities and Underlying Securities, and the resale restrictions and “hold periods” to which the Purchased Securities and Underlying Securities are or may be subject under applicable securities legislation or stock exchange rules, and has not relied upon any statements made by or purporting to have been made on behalf of the Corporation with respect to such suitability, tax consequences, and resale restrictions;

(j)	except for the Subscriber’s knowledge regarding its subscription for Purchased Securities hereunder, the Subscriber has no knowledge of a “material fact” or a “material change” (as those terms are defined in the Securities Act (Ontario)) in the affairs of the Corporation that has not been generally disclosed;

(k)	the Subscriber is resident in the jurisdiction indicated on the face page of this Subscription Agreement as the “Subscriber’s Address” and the purchase by and sale to the Subscriber of the Purchased Securities, and any act, solicitation, conduct or negotiation directly or indirectly in furtherance of such purchase and sale (whether with or with respect to the Subscriber or any beneficial purchaser) has occurred only in such jurisdiction;

(l)	the Subscriber acknowledges that it and/or the Corporation may be required to provide applicable securities regulatory authorities or stock exchanges with information concerning the identities of the beneficial purchasers of the Purchased Securities;

(m)	at the time the Subscriber was offered the Purchased Securities, it was, and as of the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a) under the U.S. Securities Act or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the U.S. Securities Act. The Subscriber is not a “bad actor” as such term is defined in Rule 506 of the U.S. Securities Act. The Subscriber is acquiring the Purchased Securities as principal for its own account and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the resale, distribution or other disposition of such Purchased Securities (this representation and warranty not limiting such Subscriber’s right to sell the Purchased Securities pursuant to a registration statement or otherwise in compliance with applicable U.S. federal and state securities laws). The Subscriber is acquiring the Purchased Securities hereunder in the ordinary course of its business;

(n)	the Subscriber understands that it may not be able to resell the Purchased Securities or Underlying Securities except in accordance with limited exemptions available under applicable securities legislation, regulatory policy and stock exchange rules, and that the Subscriber is solely responsible for (and the Corporation is not in any way responsible for) the Subscriber’s compliance with applicable resale restrictions;

(o)	the Subscriber understands that the sale of the Purchased Securities is conditional upon such sale being exempt from the requirements to file and obtain a receipt for a prospectus or to deliver an offering memorandum, and the requirement to sell securities through a registered dealer, or upon the issuance of such orders, consents or approvals as may be required to enable such sale to be made without complying with such requirements, and that as a consequence of acquiring the Purchased Securities pursuant to such exemptions, certain protections, rights and remedies provided by applicable securities legislation, including statutory rights of rescission or damages in the event of a misrepresentation will not be available to the Subscriber in connection with the purchase and sale of the Purchased Securities;

(p)	except as provided for herein, the Subscriber understands and acknowledges that the Purchased Securities have not been and will not be registered under the U.S. Securities Act or the securities laws of any state of the United States, and that the offer and sale of the Purchased Securities to it are being made in reliance upon the exemption from registration provided by the U.S. Securities Act and similar exemptions under applicable state securities laws. The Subscriber understands and acknowledges that the Purchased Securities will be “restricted securities” within the meaning of Rule 144(a)(3) under the U.S. Securities Act.

Upon the original issuance of the Purchased Securities and until such time as is no longer required under applicable requirements of the U.S. Securities Act or applicable state securities laws, all certificates representing the Purchased Securities and Underlying Securities, and all certificates issued in exchange therefor or in substitution thereof, shall bear a legend substantially in the following form:

“THE SECURITIES REPRESENTED HEREBY HAVE NOT BEEN AND WILL NOT BE REGISTERED UNDER THE UNITED STATES SECURITIES ACT OF 1933, AS AMENDED (THE “U.S. SECURITIES ACT”), OR U.S. STATE SECURITIES LAWS. THESE SECURITIES MAY NOT BE OFFERED, SOLD, PLEDGED OR OTHERWISE TRANSFERRED, DIRECTLY OR INDIRECTLY, UNLESS PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE U.S. SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN COMPLIANCE WITH AN EXEMPTION FROM THE REGISTRATION REQUIREMENTS UNDER THE U.S. SECURITIES ACT PROVIDED THAT THE HOLDER HAS, PRIOR TO SUCH TRANSFER, FURNISHED TO THE CORPORATION AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE CORPORATION.”

The Subscriber consents to the Corporation making a notation on its records or giving instructions to any transfer agent of the Purchased Securities or Underlying Securities in order to implement the restrictions on transfer set forth and described herein;

(q)	the Subscriber has not received or been provided with, nor has it requested, nor does it have any need to receive, any offering memorandum, or any other document (other than the annual financial statements, interim financial statements or any other document (excluding offering memoranda, prospectuses or other offering documents) the content of which is prescribed by statute or regulation) describing the business and affairs of the Corporation, which has been prepared for delivery to and review by prospective purchasers in order to assist them in making an investment decision in respect of the purchase of Purchased Securities pursuant to the Offering;

(r)	the Subscriber is not purchasing the Purchased Securities as a result of any “general solicitation” or “general advertising” (as defined in Regulation D under the U.S. Securities Act), including any advertisement, article, notice or other communication regarding the Purchased Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar and has not become aware of any advertisement in printed media of general and regular paid circulation or on radio, television or other form of telecommunication or any other form of advertisement (including electronic display or the Internet) or sales literature with respect to the distribution of the Purchased Securities;

(s)	the Subscriber is aware that the Purchased Securities and Underlying Securities have not been and may not be registered under the U.S. Securities Act, or the securities laws of any state and that the Purchased Securities and the Underlying Securities may not be offered or sold, directly or indirectly, in the United States without registration under the U.S. Securities Act or compliance with requirements of an exemption from registration;

(t)	the Subscriber undertakes and agrees that it will not offer or sell any of the Purchased Securities or Underlying Securities in the United States unless such securities are registered under the U.S. Securities Act and the securities laws of all applicable states of the United States, or an exemption from such registration requirements is available;

(u)	if required by applicable securities legislation, regulations, rules, policies or orders or by any securities commission, stock exchange or other regulatory authority, the Subscriber will execute, deliver, file and otherwise assist the Corporation in filing, such reports, undertakings and other documents with respect to the issue of the Purchased Securities;

(v)	except as disclosed in writing to the Corporation, the Subscriber does not act jointly or in concert with any other person or company for the purposes of acquiring securities of the Corporation;

(w)	the Subscriber is not a “control person” of the Corporation, as that term is defined in the Securities Act (Ontario), will not become a “control person” of the Corporation by purchasing the Purchased Securities subscribed for under this Subscription Agreement and does not intend to act jointly or in concert with any other person to form a control group in respect of the Corporation;

(x)	except for this Subscription Agreement, the Subscriber has relied solely upon publicly available information relating to the Corporation and not upon any verbal or written representation as to fact or otherwise made by or on behalf of the Corporation, and acknowledges that the Corporation’s counsel is acting as counsel to the Corporation and not as counsel to the Subscriber;

(y)	the Subscriber has been afforded, (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Corporation concerning the terms and conditions of the offering of the Purchased Securities and the merits and risks of investing in the Purchased Securities; (ii) access to information about the Corporation and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Corporation possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment;

(aa)	the Subscriber has reviewed the “Privacy Notice” attached to this Subscription Agreement, and agrees to and accepts all covenants, representations and consents as set out therein;

(bb)	the funds representing the Aggregate Subscription Amount which will be advanced by the Subscriber to the Corporation hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (Canada) (the “PCMLTFA”) and the Subscriber acknowledges that the Corporation may in the future be required by law to disclose the Subscriber’s name and other information relating to this Subscription Agreement and the Subscriber’s subscription hereunder, on a confidential basis, pursuant to the PCMLTFA. To the best of its knowledge: (i) none of the subscription funds to be provided by the Subscriber: (A) have been or will be derived from or related to any activity that is deemed criminal under the law of Canada, the United States of America, or any other jurisdiction; or (B) are being tendered on behalf of a person or entity who has not been identified to the Subscriber; and (ii) it shall promptly notify the Corporation if the Subscriber discovers that any of such representations ceases to be true, and to provide the Corporation with appropriate information in connection therewith;

(cc)	the Subscriber is not (i) a person or entity named on the List of Specially Designated Nationals and Blocked Persons administered by the U.S. Treasury Department’s Office of Foreign Assets Control (“OFAC”) or in any Executive Order issued by the President of the United States and administered by OFAC or a person or entity prohibited by any OFAC sanctions program, (ii) a Designated National as defined in the Cuban Assets Control Regulations, 31 C.F.R. Part 515, or (iii) a non-U.S. shell bank or providing banking services indirectly to a non-U.S. shell bank. The undersigned agrees to provide law enforcement agencies, if requested thereby, such records as required by applicable law, provided that the undersigned is permitted to do so under applicable law. To the extent required, it maintains policies and procedures reasonably designed to ensure that the funds held by the undersigned and used to purchase the Shares were legally derived.

(dd)	the Subscriber acknowledges that the Corporation may complete additional financings in the future in order to develop the business of the Corporation and to fund ongoing development. There is no assurance that such financing will be available and if available, on reasonable terms. Any such financings may have a dilutive effect on current shareholders, including the Subscriber;

(ee)	if the Subscriber is contracting under this Subscription Agreement on behalf of another person or persons, the representations, warranties, covenants, acknowledgements, confirmations and statements made by the Subscriber in this Subscription Agreement are true and correct with respect to such person or persons on whose behalf the Subscriber is so contracting, as if such representations, warranties, covenants, acknowledgements, confirmations and statements were made directly by such person or persons; and

(ff)	the Subscriber acknowledges that an investment in the Purchased Securities is subject to a number of risk factors. The Subscriber covenants and agrees to comply with applicable securities legislation, orders or policies concerning the purchase, holding of, and resale of the Purchased Securities and Underlying Securities.

4.	Timeliness of Representations, etc. The Subscriber agrees (on its own behalf and, if applicable, on behalf of each person on whose behalf the Subscriber is contracting) that the representations, warranties and covenants of the Subscriber herein will be true and correct both as of the execution of this Subscription Agreement and as of the Closing Time (as defined herein), and will survive the completion of the distribution of the Purchased Securities and any subsequent disposition by the Subscriber of any of the Purchased Securities or Underlying Securities.

5.	Indemnity. The Subscriber acknowledges that the Corporation and its counsel are relying upon the representations, warranties and covenants of the Subscriber set forth herein in determining the eligibility (from a securities law perspective) of the Subscriber (or, if applicable, the eligibility of another on whose behalf the Subscriber is contracting hereunder to subscribe for Purchased Securities) to purchase Purchased Securities under the Offering, and hereby agrees to indemnify the Corporation and its directors, officers, employees, advisers, affiliates, shareholders and agents (including their respective legal counsel) against all losses, claims, costs, expenses, damages or liabilities that they may suffer or incur as a result of or in connection with their reliance on such representations, warranties and covenants. The Subscriber undertakes to immediately notify the Corporation’s counsel at Cassels Brock & Blackwell LLP, Attention: Greg Hogan (email: ghogan@cassels.com), of any change in any statement or other information relating to the Subscriber set forth herein that occurs prior to the Closing Time.

6.	Deliveries by Subscriber prior to Closing. The Subscriber agrees to deliver to the Corporation, or as the Corporation may direct, not later than 5:00 p.m. (Toronto time) on such date of which the Subscriber receives notice:

(a)	this duly completed and executed Subscription Agreement;

(b)	a wire transfer in accordance with the instructions set forth above; and

(c)	such other documents as may be requested by the Corporation as contemplated by this Subscription Agreement.

7.	Time and Place of Closing. The sale of the Purchased Securities will be completed virtually via the exchange of the necessary documents, instructions and funds at such time as the Corporation may determine (the “Closing Time”) on the Closing Date.

8.	Subject to Regulatory Approval. The obligations of the parties hereunder are subject to all required regulatory approvals being obtained.

9.	Representations, Warranties and Covenants of the Corporation. The Corporation hereby represents, warrants and covenants to the Subscriber (and acknowledges that the Subscriber is relying thereon) that:

(a)	the Corporation has the full corporate right, power and authority to execute and deliver this Subscription Agreement and to issue the Purchased Securities and the Underlying Securities to the Subscriber; and

(b)	upon acceptance by the Corporation, this Subscription Agreement shall constitute a binding obligation of the Corporation enforceable in accordance with its terms subject to applicable bankruptcy, insolvency, reorganization and other laws of general application limiting the enforcement of creditors’ rights generally and to the general principles of equity including the fact that specific performance is available only in the discretion of the court.

10.	Registration Rights. The Corporation shall, as soon as reasonably practicable and at the Corporation’s cost, and in any event within twenty (20) calendar days after the date of this Subscription Agreement, file with the U.S. Securities and Exchange Commission, and use its commercially reasonable best efforts to have become effective promptly following the filing thereof, a registration statement on Form S-1 (the “Registration Statement”) under the U.S. Securities Act covering the resale of (a) the Shares and the Warrant Shares subscribed for hereunder and the Shares issuable upon exercise of the other warrants and senior secured convertible note currently held by the Subscriber (as referenced in the Subscriber’s Schedule 13G filed with the U.S. Securities and Exchange Commission on March 4, 2021). A security shall cease to be a Registrable Security upon sale pursuant to the Registration Statement, Rule 144 under the U.S. Securities Act, or otherwise in a transaction in which the transferee received unlegended securities. Subscriber agrees to cooperate as reasonably requested by the Corporation at the Corporation’s cost in connection with the preparation and filing of the Registration Statement hereunder. Prior to and following the Registration Statement becoming effective or at any time when the Registration Statement shall not be effective, the Corporation shall use its commercially reasonable best efforts to keep effective (or restore the effectiveness of) the Registration Statement and keep the Corporation current in its filings with the U.S. Securities and Exchange Commission, and allow, to the extent permissible by law, and cooperate in the transfer of the Shares by the Subscriber, including without limitation the Corporation having its counsel provide and pay for any legal opinion to the Corporation’s transfer agent that may be necessary or desirable in support of any such transfer.

For not more than thirty (30) consecutive days or for a total of not more than ninety (90) days in any twelve (12) month period, the Corporation may suspend the use of the prospectus included in the Registration Statement contemplated by this Section in the event that the Corporation determines in good faith that such suspension is necessary to (A) delay the disclosure of material non-public information concerning the Corporation, the disclosure of which at the time is not, in the good faith opinion of the Corporation, in the best interests of the Corporation or (B) amend or supplement the affected Registration Statement or the related prospectus so that such Registration Statement or prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the case of the Prospectus in light of the circumstances under which they were made, not misleading (an “Allowed Delay”); provided, that the Company shall promptly (a) notify the Subscriber in writing of the commencement of an Allowed Delay, but shall not (without the prior written consent of Subscriber) disclose to such Subscriber any material non-public information giving rise to an Allowed Delay, (b) advise the Subscriber in writing to cease all sales under the Registration Statement until the end of the Allowed Delay and (c) use commercially reasonable efforts to terminate an Allowed Delay as promptly as practicable. Subscriber agrees that, upon receipt of any notice from the Corporation of either (i) the commencement of an Allowed Delay or (ii) the discovery that, or upon the happening of any event as a result of which, the prospectus includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances then existing, Subscriber will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until the Subscriber is advised by the Company that such dispositions may again be made.

11.	No Partnership. Nothing herein shall constitute or be construed to constitute a partnership of any kind whatsoever between the Subscriber and the Corporation.

12.	Governing Law. In all respects, including all matters of construction, validity and performance, this agreement and all disputes, claims and proceedings in connection herewith shall be governed by, and construed and enforced in accordance with, the internal laws of the state of California applicable to contracts made and performed in that state (without regard to the choice of law or conflicts of law provisions thereof) and any applicable laws of the United States of America. Each of the parties hereto hereby consents and agrees that the Superior Court of Los Angeles County, California, or, at any party’s option, the United States District Court for the Central District of California, shall have exclusive jurisdiction to hear and determine any claims or disputes among the parties hereto pertaining to this Agreement or to any matter arising out of or related to this Agreement. Each party hereby expressly submits and consents in advance to such jurisdiction in any action or suit commenced in any such court, and such persons hereby waive any objection which they may have based upon lack of personal jurisdiction, improper venue or forum non conveniens and hereby consent to the granting of such legal or equitable relief as is deemed appropriate by such court.

13.	Time of Essence. Time shall be of the essence of this Subscription Agreement.

14.	Entire Agreement. This Subscription Agreement represents the entire agreement of the parties hereto relating to the subject matter hereof, and there are no representations, covenants or other agreements relating to the subject matter hereof except as stated or referred to herein.

15.	Electronic Copies. The Corporation shall be entitled to rely on delivery of a facsimile or other electronic copy of executed subscriptions, and acceptance by the Corporation of such facsimile or electronic copies shall be legally effective to create a valid and binding agreement between the Subscriber and the Corporation in accordance with the terms hereof.

16.	Counterpart. This Subscription Agreement may be executed in one or more counterparts each of which so executed shall constitute an original and all of which together shall constitute one and the same agreement.

17.	Severability. The invalidity, illegality or unenforceability of any provision of this Subscription Agreement shall not affect the validity, legality or enforceability of any other provision hereof.

18.	Survival. The covenants, representations and warranties contained in this Subscription Agreement shall survive the closing of the transactions contemplated hereby, and shall be binding upon and enure to the benefit of the parties hereto and their respective heirs, executors, administrators, successors and permitted assigns.

19.	Interpretation. The headings used in this Subscription Agreement have been inserted for convenience of reference only and shall not affect the meaning or interpretation of this Subscription Agreement or any provision hereof. In this Subscription Agreement, all references to money amounts are to [Canadian] dollars.

20.	Amendment. Except as otherwise provided herein, this Subscription Agreement may only be amended by the parties hereto in writing.

21.	Costs. The Subscriber acknowledges and agrees that all costs incurred by the Subscriber (including any fees and disbursements of any special counsel retained by the Subscriber) relating to the sale of the Purchased Securities to the Subscriber shall be borne by the Subscriber.

22.	Withdrawal. The Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder, agrees that this subscription is made for valuable consideration and may not be withdrawn, cancelled, terminated or revoked by the Subscriber, on its own behalf and, if applicable, on behalf of others for whom it is contracting hereunder.

23.	Assignment. Neither party may assign all or part of its interest in or to this Subscription Agreement without the consent of the other party in writing.

24.	Language. The Subscriber acknowledges that it has consented to and requested that all documents evidencing or relating in any way to the sale of the Purchased Securities be drawn up in the English language only.

PRIVACY NOTICE

The Subscriber acknowledges that this Subscription Agreement and the Exhibits hereto require the Subscriber to provide certain personal information to the Corporation. Such information is being collected by the Corporation for the purposes of completing the Offering, which may include, without limitation, determining the Subscriber’s eligibility to purchase the Purchased Securities under applicable securities laws, preparing and registering certificates representing the Purchased Securities to be issued to the Subscriber and completing filings required by any stock exchange or securities regulatory authority. In addition, such personal information may be used or disclosed by the Corporation for the purpose of administering the Corporation’s relationship with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting. For example, such personal information may be used by the Corporation to communicate with the Subscriber or, if applicable, the beneficial purchaser for whom the Subscriber is contracting (such as by providing annual or quarterly reports), to prepare tax filings and forms or to comply with its obligations under taxation, securities and other laws (such as maintaining a list of holders of shares). The Subscriber’s personal information may also be disclosed by the Corporation to (a) stock exchanges or securities regulatory authorities (including the Unites States Securities and Exchange Commission (the “SEC”))), (b) the Corporation’s registrar and transfer agent, (c) Canadian or United States tax authorities, and (d) any of the other parties involved in the Offering, including legal counsel, and may be included in closing books in connection with the Offering.

By executing this Subscription Agreement, the Subscriber consents to the foregoing collection, use and disclosure of the Subscriber’s personal information. The Subscriber also consents to the filing of copies or originals of any of the Subscriber’s documents delivered in connection with this Subscription Agreement as may be required to be filed with any stock exchange or securities regulatory authority in connection with the transactions contemplated hereby and expressly consents to the collection, use and disclosure of the Subscriber’s personal information by the Canadian Securities Exchange for the purposes identified by such exchange, from time to time.

ACKNOWLEDGEMENT – PERSONAL INFORMATION

The Subscriber acknowledges as follows:

The Canadian Securities Exchange and its affiliates, authorized agents, subsidiaries and divisions (collectively referred to as “the Exchange”) may collect Personal Information in certain Forms that are submitted by the individual and/or by an Issuer or applicant and use it for the following purposes:

●	to conduct background checks,

●	to verify the Personal Information that has been provided about each individual,

●	to consider the suitability of the individual to act as an officer, director, insider, promoter, investor relations provider or, as applicable, an employee or consultant, of the Issuer or applicant,

●	to consider the eligibility of the Issuer or applicant to list on the Exchange,

●	to provide disclosure to market participants as to the security holdings of directors, officers, other insiders and promoters of the Issuer, or its associates or affiliates,

●	to conduct enforcement proceedings, and

●	to perform other investigations as required by and to ensure compliance with all applicable rules, policies, rulings and regulations of the Exchange, securities legislation and other legal and regulatory requirements governing the conduct and protection of the public markets in Canada.

As part of this process, the Exchange also collects additional Personal Information from other sources, including but not limited to, securities regulatory authorities in Canada or elsewhere, investigative, law enforcement or self- regulatory organizations, regulations services providers and each of their subsidiaries, affiliates, regulators and authorized agents, to ensure that the purposes set out above can be accomplished.

The Personal Information the Exchange collects may also be disclosed:

(a)	to the agencies and organizations in the preceding paragraph, or as otherwise permitted or required by law, and they may use it in their own investigations for the purposes described above; and

(b)	on the Exchange’s website or through printed materials published by or pursuant to the directions of the Exchange.

The Exchange may from time to time use third parties to process information and/or provide other administrative services. In this regard, the Exchange may share the information with such third party service providers.

The Subscriber hereby provides the Corporation with written consent to the disclosure of its Personal Information to the Exchange pursuant to the Exchange’s Form 9 and otherwise consents to the Form 9 filing, and to the collection, use and disclosure of its information by the Exchange in the manner and for the purposes described in Appendix A to the Exchange’s Form 9 or as otherwise identified by the Exchange, from time to time.